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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 1996

                 Advanta Revolving Home Equity Loan Trust 1996-A
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                      33-99510             Application Pending
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

c/o Advanta Mortgage Conduit                                        92127
       Services, Inc.                                            ----------
  Attention: Milton Riseman                                      (Zip Code)
  16875 West Bernardo Drive
    San Diego, California
    (Address of Principal
     Executive Offices)

        Registrant's telephone number, including area code (619) 674-1800

                                    No Change
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          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered issuances of up to $1,100,000,000 principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 33-99510 (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Advanta Revolving Home Equity Loan Trust 1996-A (the "Registrant" or the "Trust") issued approximately $50,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-A (the "Certificates"), on November 22, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statements.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of November 1, 1996, among Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer"), Advanta National Bank USA as Originator (the "Originator") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of one registered class, the Class A Certificates. The Certificates represent undivided beneficial ownership interests in the Trust. The Originator will also retain an uncertificated interest in the Trust.

                  The assets of the Trust initially will include a pool of revolving home equity loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties.

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Class A Interest Rate thereof. The Class A Interest Rate is a variable rate for the Certificates.

                  The Certificates have an aggregate principal amount of $50,000,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 6, 1996 and the Prospectus Supplement dated

                                        2

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November 15, 1996 filed pursuant to Rule 424(b)(5) of the Act on November 20,
1996.


                  Item 7.  Financial Statements, Pro Forma
                           Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated November 15, 1996 between Advanta Mortgage Conduit Services, Inc., Advanta National Bank USA and Lehman Brothers, Inc.

                  4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, Advanta National Bank USA, as originator, and Bankers Trust Company of California, N.A., as trustee.

                  4.2 Advanta Mortgage Holding Company Guaranty.

                  4.3 Certificate Insurance Policy.

                  99.1 Indemnification Agreement dated as of November 22, 1996, between Advanta National Bank USA, Lehman Brothers, Inc. and MBIA Insurance Corporation in connection with the Underwriting Agreement.

                                        3


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1996-A

                                 By: Advanta Mortgage Conduit Services, Inc., as
                                     Sponsor

                                     By: /s/ Mark T. Dunsheath
                                        -----------------------
                                        Name:  Mark T. Dunsheath
                                        Title: Vice President

Dated:  December 6, 1996


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                                  EXHIBIT INDEX

Exhibit No.    Description                                            Page No.

   1.1         Underwriting Agreement, dated November
               15, 1996 between Advanta Mortgage
               Conduit Services, Inc., Advanta
               National Bank USA and Morgan Stanley &
               Co. Incorporated.                                        7

   4.1         Pooling and Servicing Agreement, dated
               as of December 1, 1996, between
               Advanta Mortgage Conduit Services,
               Inc., as sponsor, Advanta National
               Bank USA, as Originator, Advanta
               Mortgage Corp. USA, as master
               servicer, and Bankers Trust Company of
               California, N.A., as Trustee.                          50

   4.2         Advanta Mortgage Holding Company
               Guaranty.                                             184

   99.1        Indemnification Agreement dated as of
               November 23, 1996, between Advanta
               National Bank USA, Lehman Brothers,
               Inc. and MBIA Insurance Corporation in
               connection with the Underwriting
               Agreement.                                            190